UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

ITEM 2.02. Results of Operations and Financial Condition.
On April 28, 2022, Orchid Island Capital, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1
announcing the Company’s results of

operations for the period ended March 31, 2022. In addition, the Company posted supplemental financial information on the investor relations section of its website (https://ir.orchidislandcapital.com).

The
press release, attached as Exhibit 99.1, is being furnished under this “Item

2.02 Results of Operations and Financial
Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be
deemed incorporated by reference in any disclosure document of the Company,

except as shall be expressly set forth by
specific reference in such document.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of

1995 and other

federal securities laws,

including, but not limited

to, statements regarding interest

rates, liquidity,
pledging

of our

structured

RMBS, funding

levels and

spreads, prepayment

speeds,

portfolio

positioning

and repositioning,
hedging levels, dividends, growth,

the supply and demand

for Agency RMBS,

the effect of actual

or expected actions of

foreign
governments or of the

U.S. government, including the Federal

Reserve, market expectations, future opportunities

and prospects
of the Company,

the stock repurchase program and general economic conditions

.

These forward-looking statements are based
upon the Company’s

present expectations, but

the Company cannot

assure investors that

actual results will

not vary from

the
expectations

contained

in

the

forward-looking

statements.

Investors

should

not

place

undue

reliance

upon

forward-looking
statements. For

further discussion

of the

factors that

could affect

outcomes, please

refer to

the “Risk

Factors” section

of the
Company's Annual Report on Form

10-K for the fiscal year

ended December 31, 2021, which

has been filed with the

Securities
and

Exchange

Commission

(the

“SEC”),

and

other

documents

that

the

Company

files

with

the

SEC.

All forward-looking
statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they

may affect the Company.

Except as required by law,

the Company is not obligated to, and
does not intend

to, update or

revise any forward-looking

statements, whether

as a result

of new information,

future events or
otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated April 28, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer